                                                                    Exhibit 10.7


               CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
                  BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT

                   OMITTED PORTIONS HAVE BEEN SEPARATELY FILED
                   WITH THE SECURITIES AND EXCHANGE COMMISSION




                                SUPPLY AGREEMENT

THIS AGREEMENT is made the _____ day of _________, 1999


BETWEEN:

                  UCAR CARBON COMPANY INC., a Delaware corporation having an office at 3102 West End Avenue, Suite 1100, Nashville, Tennessee, 37203, USA

                  ("UCAR CARBON")

AND:

                  BALLARD POWER SYSTEMS INC., a company organized and existing under the laws of Canada, the main office of which is at 9000 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 5J9

                   ("BPS")

WHEREAS:

A) UCAR CARBON and BPS have entered into the Collaboration Agreement for the development of Target Products;

(B) BPS seeks an assured source of supply of the Materials in connection with the development and manufacture of electrically conductive fuel cell separator plates;

(C) BPS wishes to purchase from UCAR CARBON, and UCAR CARBON wishes to supply to BPS, the Materials, on the terms and subject to the conditions set forth in this Agreement;

NOW THEREFORE the parties covenant and agree as follows:

                                     PART 1

                         DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1 In this Agreement, including the recitals and schedules, except as expressly provided or unless the context otherwise requires,

         AFFILIATE, in relation to a specified Person, means a Person that directly or indirectly controls, is under common control with, or is controlled by the specified Person, and for the purposes hereof, a Person will be deemed to CONTROL a corporation if

                  (a) securities of the corporation to which are attached more than 50% of the votes that may be cast to elect directors of the specified corporation or other rights to elect a majority of the directors are held, other than by way of security only, by or for the benefit of the Person, and

                  (b) the votes attached to those securities are sufficient, if exercised, to elect a majority of the directors of the corporation,

         BUSINESS DAY means a day that is not a Saturday, a Sunday or a British Columbia provincial, Canadian federal, United States national or Tennessee state, holiday,

         CHIEF EXECUTIVE OFFICER means, in the case of BPS, BPS's Chief Operating Officer and in the case of UCAR CARBON, UCAR CARBON's President,

         COLLABORATION has the meaning ascribed to it in the Collaboration Agreement,

         COLLABORATION AGREEMENT means the Collaboration Agreement between UCAR CARBON and BPS made May 3, 1999,

         COMMENCEMENT DATE means the date of execution of this Agreement,

         CONFIDENTIAL INFORMATION means, in relation to a Person, information known or used by such Person in connection with its business or technology, including, but not limited to, such Person's Intellectual Property, customer information, financial information, marketing information, and information as to business opportunities and research and development,

         DISCLOSING PARTY has the meaning ascribed to it in Section 6.1,

         EVENT OF DEFAULT in relation to a party means an event of default arising as a result of a party being subject to one or more of the following circumstances:

                  (a) an order is made or a resolution is passed or a petition is filed by such party for the liquidation, dissolution or winding-up of such party,

                  (b) such party is in material breach of its obligations under Part 6,

                  (c) such party commits a material default in observing or performing any other material covenant, agreement or condition of this Agreement on its part to be observed or performed and, where such breach is curable, does not rectify or cure such breach within 30 days after receipt of written notice from the other party to this Agreement specifying such breach;

                  (d) an execution, sequestration or any other process of any court becomes enforceable against such party or any distress or analogous process is levied upon any material part of the property, assets or undertaking of such party and any such process or distress is not stayed or otherwise suspended by a court of competent jurisdiction within 30 days and has, or could have, a material adverse effect on the business or condition, financial or otherwise, of such party;

                  (e) such party applies to be put in bankruptcy, takes any action that would permit its creditors to make an application to put such party in bankruptcy, is adjudged or declared bankrupt or makes an assignment for the benefit of creditors, consents to a proposal or similar action under any bankruptcy or insolvency legislation applicable to it, or commences any other proceedings relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or consents to any such proceeding;

                  (f) a custodian, liquidator, receiver, receiver and manager, receiver-manager, trustee or any other person with similar powers is appointed for such party or in respect of any material property or assets or material part of the property or assets of such party and not discharged within 30 days after its appointment and before any action is taken by it in respect of such property or assets which will materially affect the rights of the parties to this Agreement thereto;

                  (g) a final, non-appealable, decision of any judicial, administrative, governmental or other authority or arbitrator is made which enjoins or restrains or renders illegal or unenforceable, the performance or observance by such party of any material term of this Agreement;

         EXCLUSIVE LICENSE means the exclusive license granted by UCAR to BPS under Section 2.9 of the Collaboration Agreement,

         FIRST YEAR MATERIALS FORECAST means BPS's preliminary forecast of its requirements for the Materials for the first Year of this Agreement as set forth in Schedule B,

         FIRST YEAR MATERIALS PRICING means the pricing of the Materials described in Schedule C based on and applicable to the First Year Materials Forecast,

         FORCE MAJEURE means an act of God, strike, lockout or other industrial disturbance, war, blockade, insurrection, riot, earthquake, typhoon, hurricane, flood, fire, explosion or other similar occurrence beyond the reasonable control of a party which prevents such party from performing its obligations under the Agreement,

         INTELLECTUAL PROPERTY means in relation to a Person, each patent, patent application, industrial design, invention, design, trade secret, idea, work, methodology, technology, innovation, creation, concept, moral right, development drawing, research, analysis, know-how, experiment, copyright, data, formula, method, procedure, process, system or technique of such Person, but does not include trademarks or tradenames,

         LICENSE has the meaning ascribed to it in Section 5.1,

         MATERIALS means any one or more of treated graphite flakes, expanded graphite flakes and flexible graphite (commonly referred to as graphite sheet or foil) [TEXT DELETED] or other [TEXT DELETED] or [TEXT DELETED] developed pursuant to the Collaboration, as well as such materials developed by UCAR CARBON before the Effective Date (as defined in the Collaboration Agreement), including, but not limited to the materials listed in Schedule A to the Collaboration Agreement,

         MUTUAL SECRECY AGREEMENT has the meaning ascribed to it in the Collaboration Agreement,

         NOTICE has the meaning ascribed to it in Section 9.4,

         PERSON means an individual, corporation, body corporate, firm, limited liability company, partnership, syndicate, joint venture, society, association, trust or unincorporated organization or trustee or other such legal representative,

         PEM FUEL CELL means a solid polymer fuel cell and includes a direct oxidation fuel cell,

         RECIPIENT has the meaning ascribed to it in Section 6.1,

         RECIPIENT'S AGENTS has the meaning ascribed to it in Section 6.1(a),

         SPECIFICATIONS means BPS's specifications for the Materials as set forth in Schedule A or such other specifications for the same as the parties may agree from time to time,

         SUPPLIER EVALUATION SYSTEM means at any particular time, BPS's then existing standard of evaluating supplier performance and product quality, the current criteria in respect of which is set forth in Schedule D,

         TARGET PRODUCT means an electrically conductive fuel cell separator plate developed pursuant to the Collaboration utilizing any of the Materials,

         TERMS AND CONDITIONS means the terms and conditions of purchase set forth in Section 3.1 as may be amended from time to time by the parties, and

         YEAR means the period of 12 months commencing on the Commencement Date and where applicable, each consecutive period of 12 months thereafter during the term of this Agreement.

INTERPRETATION

1.2 In this Agreement, except as otherwise expressly provided or unless the context otherwise requires,

         (a) "this Agreement" means this Supply Agreement, including the Schedules hereto, as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof,

         (b) the headings in this Agreement are inserted for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof,

         (c) the word "including", when following any general statement or term, is not to be construed as limiting the general statement or term to the specific items or matters set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope,

         (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Canadian generally accepted accounting principles applied on a consistent basis,

         (e) except where otherwise specified, all references to currency mean currency of the United States of America,

         (f) a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations,

         (g) a reference to an entity includes any successor to that entity,

         (h) words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa,

         (i) a reference to "approval", "authorization" or "consent" means written approval, authorization or consent,

         (j) a reference to a Part is to a Part of this Agreement and the symbol Section followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Agreement so designated.

SCHEDULES

1.3 The following are the schedules attached and incorporated in this Agreement by reference and are deemed to form a part hereof:

          Schedule A               Materials Specifications
          Schedule B               First Year Products Forecast
          Schedule C               First Year Products Pricing
          Schedule D               Supplier Evaluation System Criteria

                                     PART 2

                                SALE OF MATERIALS

MATERIALS SALE

2.1 During the term of this Agreement, BPS will purchase from UCAR CARBON, and UCAR CARBON will sell to BPS, all of BPS's requirements of the Materials in connection with the development and manufacture of electrically conductive fuel cell separator plates. Notwithstanding the foregoing, BPS may acquire treated graphite flakes, expanded graphite flakes and flexible graphite from sources other than UCAR CARBON, but solely for benchmarking purposes. BPS's obligations under this Section 2.1 are subject to BPS qualifying the Materials according to the quality assurance procedures as defined in BPS's quality assurance manual and UCAR CARBON being able, on a consistent basis, to meet BPS's requirements as to pricing, delivery, quality and service in respect of the Materials from time to time.

SUPPLIER EVALUATION SYSTEM

2.2 In evaluating whether or not UCAR CARBON is meeting BPS's requirements as to pricing, delivery, quality and service, BPS will utilize its Supplier Evaluation System. BPS will provide UCAR CARBON with, and train UCAR CARBON as to its then current criteria in respect of, its Supplier Evaluation System. No change to the Supplier Evaluation System will be effective as to UCAR CARBON until the parties have agreed to such change. If UCAR CARBON is unable to meet BPS's requirements as aforesaid or any agreed changes thereto within six months after being requested to do so BPS will be deemed to have been granted a Default License, as defined in Section 5.2, for such time as UCAR CARBON remains in non-compliance and BPS may acquire the Materials from one or more alternative sources without prejudice to its rights to continue acquiring the Materials from UCAR CARBON under this Agreement. UCAR CARBON may revoke the Default License granted pursuant to this Section 2.2 at such time as it becomes compliant under this section. Upon revocation of the Default License, all sublicenses granted as a result shall be revoked by BPS and UCAR CARBON shall [TEXT DELETED] from [TEXT DELETED] any [TEXT DELETED] that BPS may have acquired, if any, for the [TEXT DELETED] of [TEXT DELETED] and [TEXT DELETED] BPS's related, [TEXT DELETED] and [TEXT DELETED] under the Default License. The purchase price for the [TEXT DELETED] shall be the value of the [TEXT DELETED] as recorded on the books of BPS as of the date of purchase subject to normal accounting practices with regard to

[TEXT DELETED].

MOST FAVOURED CUSTOMER

2.3 If after termination of the Exclusive Period as defined in Section 2.9 of the Collaboration Agreement, UCAR CARBON sells or supplies or offers to sell or supply to another Person a like quantity of like Materials under like circumstances at a price or on other terms that are more favourable to such Person than the price or other terms offered to BPS, UCAR CARBON will so inform BPS promptly. If in any [TEXT DELETED] period the price at which Materials are sold or offered for sale to such Person is [TEXT DELETED] than the [TEXT DELETED] or [TEXT DELETED] to BPS for a [TEXT DELETED] quantity of [TEXT DELETED] Materials on [TEXT DELETED] terms during such period, the [TEXT DELETED] by BPS to UCAR CARBON for the Materials will automatically be [TEXT DELETED] to that [TEXT DELETED] price from the date on which such price was [TEXT DELETED] to the other person. If the other [TEXT DELETED] to such other Person are more [TEXT DELETED] than the [TEXT DELETED] to BPS, such [TEXT DELETED] to BPS will be amended so that the more [TEXT DELETED] terms will apply to all [TEXT DELETED] and as to all [TEXT DELETED] between BPS and UCAR CARBON. Where applicable, the parties will make such adjustments to payments or otherwise as may be necessary to fulfill the intent of this Section 2.3.

FIRST YEAR FORECAST AND PRICING

2.4 During the first year of this Agreement BPS agrees to buy at a minimum the quantities set out in BPS's First Year Materials Forecast as set forth in Schedule B and UCAR CARBON agrees to sell Materials at the prices set forth in UCAR CARBON'S First Year Materials Pricing as set forth in Schedule C. UCAR CARBON's pricing and delivery schedule for the first year is subject to change if BPS makes a material change in its First Year Materials Forecast.

FUTURE FORECASTS AND PRICING

2.5 Future forecasts, pricing and production for the Materials will be dealt with as follows:

         (a) commencing no later than 60 days before the expiry of the first year of this Agreement, and thereafter no later than the end of each quarter, BPS will provide UCAR CARBON with a rolling three-year forecast of its yearly requirements of the Materials from UCAR CARBON, which forecast will not be binding upon BPS;

         (b) within 30 days after receipt of each Anniversary Forecast (being that three-year forecast that is provided for the quarter which begins on each one-year anniversary date of this Agreement, i.e. the first being produced at the end of the first year), UCAR CARBON will provide BPS in writing with its pricing of the quantity or volume of the Materials forecast as required by BPS for the first year of each Anniversary Forecast and account for minor variations from quantities forecast for such year together with a delivery schedule that reflects such forecast;

         (c) no later than 30 days after receipt of UCAR CARBON's quote for such Materials, BPS will provide UCAR CARBON with a written binding commitment to purchase a specified quantity or volume of Materials during each first year of the Anniversary Forecast, which commitment may vary from the forecast given by BPS for such year ("Annual Commitment");

         (d) if the quantity, timing or volume of the Materials set out in the Annual Commitment is substantially different from the first year of BPS's Anniversary Forecast, UCAR CARBON will no longer be bound to its original price and delivery quote but must, within 30 days after receipt of such Annual Commitment, provide BPS with new quotes and delivery schedules that take into account such difference. The parties will make the appropriate adjustments to the pricing and delivery schedules to reflect the new quotes and delivery schedules; and

         (e) in addition to the foregoing, UCAR CARBON will, from time to time at the request of BPS, provide BPS with firm fixed quotes governing volumes of Materials for such periods of time above and beyond the Annual Commitment as may, from time to time, be specified by BPS.

DELIVERY OF MATERIALS

2.6 Without derogating from its obligations to supply the Materials on a timely basis, UCAR CARBON must achieve, in any eight-week period

         (a) during the first three months after the date of execution of this Agreement, greater than an 90% on-time delivery rate for the Materials with a variance from the agreed delivery date of such Materials during the period of no more than two days,

         (b) subject to Section(c), after the first three months after the date of execution of this Agreement, greater than a 95% on-time delivery rate for the Materials with a variance from the agreed delivery date of the Materials during such period of no more than two days, and

         (c) after the first nine months after the date of execution of this Agreement, greater than a 99% on-time delivery rate for the Materials with a variance from the agreed delivery date of the Materials of two days or such lesser period as is acceptable by competitive industry standards or as agreed to by the parties.

For the purposes hereof, in determining on-time delivery dates, Materials that do not meet the agreed Specifications will be deemed not to have been delivered.

LICENSE TO USE OF MATERIALS

2.7 Subject to Section 2.9 of the Collaboration Agreement, UCAR CARBON hereby grants to BPS a perpetual, irrevocable, worldwide, non-exclusive, royalty-free and paid-up right and license under UCAR CARBON's Intellectual Property rights to use the Materials supplied by UCAR CARBON to BPS in connection with the development, manufacture, use or sale of electrically conductive fuel cell separator plates.

IMPROVEMENTS TO MATERIALS

2.8 If during the term of this Agreement but after the term of the Collaboration, UCAR CARBON develops material or technology which is relevant for the development or manufacture of electrically conductive fuel cell separator plates, UCAR CARBON will, to the extent that it is not otherwise prohibited from disclosing the information, advise BPS of the new developments, subject to the standards of confidentiality established in the Mutual Secrecy Agreement. UCAR CARBON will, to the extent that it is not otherwise prohibited from selling the materials or technology, offer to sell to BPS the new materials or to grant to BPS a new license in respect of the new technology, subject to the further agreement of the parties.

2.9 If during the term of this Agreement but after the term of the Collaboration, BPS develops material or technology which is relevant for the development or manufacture of flexible graphite materials, articles made from/of flexible graphite materials (other than electrically conductive fuel cell separator plates), or compositions which include flexible graphite materials, BPS will, to the extent that it is not otherwise prohibited from disclosing the information, advise UCAR CARBON of the new developments subject to the standards of confidentiality established in the Mutual Secrecy Agreement. BPS will, to the extent that it is not otherwise prohibited from selling the new material or technology, offer to sell to UCAR CARBON the new materials or to grant to UCAR CARBON a new license in respect of the new technology, subject to further agreement of the parties.

                                     PART 3

                               CONDITIONS OF SALE

SALES/PURCHASE ORDER CONDITIONS

3.1 All sales of Materials and all purchase orders issued and acknowledged under this Agreement will be subject to the Terms and Conditions set forth below:

         (a)      ACCEPTANCE

         A purchase order is not binding on BPS until accepted by UCAR CARBON. Acceptance of a purchase order and all terms and conditions as set out in this Section 3.1 will take place when (i) BPS receives UCAR CARBON's acknowledgement by electronic mail, fax or other agreed form, or (ii) UCAR CARBON delivers to BPS the materials or items ordered, whichever is earlier.

         (b)      PRICE

         The price for the materials or items ordered will be paid by BPS in cleared funds to the bank nominated by UCAR CARBON within 30 days after the later of

                  (a)      receipt by BPS of the ordered goods, and

                  (b)      the date of the applicable invoice,
         such payment to be made by check, credit transfer or irrevocable confirmed letter of credit; provided that, subject to BPS's rights under Section 3.1(h) and in the purchase order, BPS will only be obligated to pay for materials or items that are actually received by it. In addition, to the purchase price, BPS will pay to UCAR CARBON the amount of all taxes, excises or other governmental charges (except taxes on or measured by income) that UCAR CARBON may be required to pay with respect to the production, sale or transportation of any materials or items delivered to BPS under the purchase order.

         (c)      OVERSHIPMENTS, INSTALLMENTS

         BPS will pay only for the maximum quantities ordered. Overshipments will be held at UCAR CARBON's risk and expense for a reasonable time while awaiting shipping instructions from UCAR CARBON. Return shipping charges for excess quantities will be at UCAR CARBON's expense. Any provision herein for delivery of materials or items by installment will not be construed as rendering the obligations of UCAR CARBON severable and BPS will only be obliged to pay the price of the materials or items included in such installment after such installment is actually received by BPS.

         (d)      PACKING AND SHIPMENT

         Unless otherwise specified in the purchase order, if the price of the ordered materials or items is based on the weight thereof, such price must reflect the net weight of the materials or items ordered only, and no charges will be allowed for boxing, crating, handling damage, carting, drayage, storage or other packing requirements. Unless otherwise specified in the purchase order, all ordered materials or items must be securely packed in cartons, boxes or other containers, and marked and otherwise prepared for shipment in a manner which is

                  (i)      in accordance with good commercial practice,

                  (ii) acceptable to common carriers for shipment at the lowest rate for the particular materials or items, and

                  (iii) adequate to ensure safe arrival of the ordered materials or items at the named destination.

         UCAR CARBON must mark all containers with necessary lifting, handling and shipping information, purchase order numbers, date of shipment and the names of the consignee and consignor, if applicable. An itemized packaging sheet must accompany each shipment. No partial or complete delivery will be permitted hereunder before the date or dates specified for delivery without BPS's prior written consent thereto. If the ordered materials or items are improperly delivered for shipment, any additional cost thereby incurred will be for the account of, and will be paid by, UCAR CARBON, and may be deducted by BPS from the payment of the price for such materials or items.

         (e)      DELIVERY

         Unless otherwise directed by BPS or specifically provided in the purchase order, the materials or items called for hereunder will be delivered on a FCA origin basis. The term "FCA" has the meaning ascribed thereto in, and is to be interpreted in accordance with, the Incoterms 1990 published by the International Chamber of Commerce. Notwithstanding the shipping terms contained in the purchase order, title to the materials or items and risk will remain with UCAR CARBON and not pass to BPS until delivery to BPS's named destination for importation.

         (f)      WARRANTIES

         UCAR CARBON warrants, represents, covenants and agrees as follows:

                  (i) the materials or items supplied pursuant to the purchase order will

                           (A)      be in full compliance with BPS's
                           Specifications, blueprints, drawings and data,

                           (B) be in conformity with samples approved by BPS,

                           (C) not infringe any patent, copyright, trade secret, mask work right, trademark or other intellectual property right of any person covering the material or item itself but UCAR CARBON does not warrant against infringement by reason of the use of such material or item in combination with other articles or material or in the practice of any process other than a process for which such item has been expressly manufactured by UCAR CARBON,

                           (D) be so supplied, and BPS will have title thereto, free and clear of all liens, charges, encumbrances and security interests;

                  (ii) THERE ARE NO EXPRESS WARRANTIES BY UCAR CARBON OTHER THAN THOSE SPECIFIED IN THIS SECTION. NO WARRANTIES BY UCAR CARBON (OTHER THAN WARRANTY OF TITLE AS PROVIDED BY THE UNIFORM COMMERCIAL CODE) SHALL BE IMPLIED OR OTHERWISE CREATED AT LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY AND WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. Without limiting the generality of the foregoing, BPS assumes all risk and liability for the results obtained by the use of any products delivered hereunder in combination with other articles or material or in the practice of any process other than a process for which such item has been expressly manufactured by UCAR CARBON.

                  (iii) BPS's receipt of any products delivered hereunder shall be an unqualified acceptance of, and a waiver by BPS of any and all claims (including claims arising under the warranties specified in this Section 3.1(f)) with respect to, such products unless BPS gives UCAR CARBON notice of claim within 150 days after such receipt or within ten days after BPS shall have received written notice of any claim of infringement covered by clause (i) above,

         (iv) if any materials or items delivered hereunder do not meet the warranties specified herein, BPS may, at its option

         (A) require the UCAR CARBON to correct, at no cost to BPS, any defective or non-conforming materials or items by repair or replacement, or

         (B) return such defective or non-conforming materials or items at UCAR CARBON's expense to the UCAR CARBON and recover from the UCAR CARBON the purchase order price thereof, or

         (C) correct the defective or non-conforming materials or items itself and charge UCAR CARBON with the cost of such correction.

         The foregoing remedies are exclusive to BPS.

         (v) No waiver by BPS of any drawing or specification requirement for one or more of the materials or items ordered will constitute a waiver of such requirements for the remaining materials or items to be delivered hereunder, unless specified by BPS in writing. The provisions of this Section 3.1(f) will not limit or affect the rights of BPS under
         Section 3.1(h).

(g)      INVOICES

Each invoice issued as a result of the purchase order must

         (i)      be rendered separately for each delivery,

         (ii)     not cover more than one purchase order,

         (iii) contain the purchase order number under which it is issued, and

         (iv) be rendered to the proper Accounts Payable Department of BPS as set forth in the purchase order.

         Invoice payment terms will be calculated from the date the invoice is received by the proper Accounts Payable Department of BPS by electronic mail, fax or other agreed form.

(h)      INSPECTION

Materials or items purchased pursuant to the purchase order are subject to BPS's inspection and approval at any place BPS may reasonably designate. BPS may, without liability hereunder or otherwise and without prejudice to any other rights or remedies available to it, reject and refuse acceptance of any materials or items, which do not conform in all respects to

         (i)      any instructions contained in the purchase order,

         (ii)     BPS's Specifications, drawings, blueprints and data, or

         (iii)    UCAR CARBON's warranties.

With respect to any materials or items which do not so conform, BPS may, in BPS's sole discretion, hold such materials or items for UCAR CARBON's inspection at UCAR CARBON's risk upon notification to UCAR CARBON, or return such materials or items to UCAR CARBON at UCAR CARBON's expense. BPS's rejection of any materials or items subject to the purchase order will be without prejudice to its rights to require UCAR CARBON to perform its obligations in respect of the balance of the purchase order. Payment for any item will not be deemed to be an acceptance thereof.

(i)      CHANGES

BPS may, with reasonable notice to UCAR CARBON, at any time change

         (i) the Specifications, drawings, blue prints and data concerning the ordered materials or items where such materials or items are to be specifically manufactured for BPS,

         (ii) the method of packaging, packing or shipment of the ordered materials or items, and

         (iii)    the place and/or time of delivery of such materials or items.

If any such change causes an increase or decrease in the cost (including any unusable work in progress) or the time required for the delivery of the materials or items ordered, UCAR CARBON will claim an equitable adjustment in the price or delivery schedule, or both within 30 days after receipt by UCAR CARBON of the requested change.

(j)      INDEMNIFICATION

Each party will indemnify and hold the other harmless from and against any claim, demand, cause of action, damage, costs and expenses which the other might sustain or become liable for arising from or in connection with that party's performance or nonperformance hereunder. No claims of any kind, with the exception of those claims arising out of Section 3.1(f)(i)(C), Section 3.1(f)(i)(D), Section 3.1(k) or Part 6 of the Agreement with respect to any material or item covered by this document, whether as to materials or items delivered or for delayed delivery or non-delivery of the material or item and whether or not based on negligence or warranty, shall be greater in aggregate amount than the purchase price of the materials or items in respect of which such claims are made. In no event, with the exception of those claims arising out of Section 3.1(f)(i)(C), Section 3.1(f)(i)(D), Section 3.1(k) or Part 6 of the Agreement shall either party be liable for special, indirect or consequential damages, whether or not caused by or resulting from the negligence of such party.

(k)      PATENTS

UCAR CARBON will defend, at UCAR CARBON's own expense, all suits, actions or proceedings in which BPS, or any of the BPS's distributees or dealers, or the users, lessees or customers of any of BPS's products, are made defendants for actual or alleged infringement of any copyright, trademark, trade secret, mask work right, Canadian, U.S. or other foreign patent or other intellectual property right resulting from the possession, use, sale or resale of any material or item purchased hereunder. If by virtue of a patent infringement suit an injunction is issued against BPS which prohibits or limits the use of any materials or items ordered or purchased hereunder or UCAR CARBON notifies BPS to cease use of any materials or items purchased hereunder, UCAR CARBON, at BPS's request, will supply BPS with non-infringing replacement materials or items of a similar kind, quality and quantity. BPS will cease use of materials or items purchased hereunder which are subject to an infringement action upon receipt of notice of such action and upon request by UCAR CARBON. UCAR CARBON's obligations under this Section 3.1(k) or Section 3.1(j) do not apply to any suits, actions or proceedings in which the actual or alleged infringement results from the use of such material or item in combination with other articles or material or in the practice of any process other than a process for which such item has been expressly manufactured by UCAR CARBON.

(l)      COMPLIANCE WITH LAW

UCAR CARBON warrants and represents that it has complied with, and will continue, during the performance of its obligations hereunder, to comply with, all laws and conform to all requirements of each applicable governmental authority with respect to the supply of the ordered materials or items, including those concerning the packaging, storage, shipment and exportation of all or any part thereof, and will ensure that no chemical substance delivered to BPS is on the list of prohibited substances described in applicable environmental laws. UCAR CARBON will obtain all federal, provincial, state, municipal and other government or regulatory licenses, permits or other documents or permissions that are required by BPS that are incidental to the sale or shipment of the ordered materials or items to BPS.

BPS warrants and represents that it has complied with, and will continue, during the performance of its obligations hereunder, to comply with, all laws and conform to all requirements of each applicable governmental authority with respect to the ordered materials or items and payment therefor and importation thereof.

(m)      NON-PUBLICITY

Except as may be required by law or applicable governmental regulatory authorities, neither party will, without the prior written consent of the other party

         (i) make any news release, public announcement, denial or confirmation of any purchase order or its subject matter, or

         (ii) in any manner advertise or publish the fact that BPS has placed any purchase order with UCAR CARBON.

(n)      PROPERTY

All tooling, equipment or material of every description owned by a party to this Agreement (the "Owner") and furnished to the other party or specifically paid for by the Owner, and any replacement thereof, will remain the property of the Owner. Such property, and whenever practical, each individual item thereof, will be plainly marked or otherwise properly identified as the "Property of the Owner." and will be safely stored. The party will not substitute any property for the Owner's property and will not use such property except in fulfilling the purchase order. Such property, while in the party's custody or control, will be held at that party's expense, and will be insured by that party in an amount equal to its replacement cost with loss payable to Owner. Such property will be prepared for shipment and delivered in good condition, normal wear and tear excepted, to the Owner on a FCA origin basis immediately upon request by the Owner.

(o)      TERMINATION

BPS may require UCAR CARBON to terminate work under any purchase order in whole or in part at any time by notice to UCAR CARBON in writing, whereupon UCAR CARBON will immediately stop work on the purchase order, or the terminated portion thereof, and notify its subcontractors to do likewise. Except for such termination as is caused by a default or delay of UCAR CARBON, UCAR CARBON will be entitled to reimbursement for its actual costs applicable to the termination incurred up to and including the date of termination. UCAR CARBON will also be entitled to reasonable profit on the work done before such termination at a rate not exceeding the rate used in establishing the original purchase price. The total amount of such claim will not exceed the cancelled commitment value of the purchase order.

(p)      TERMINATION FOR DEFAULT

The BPS and UCAR CARBON covenant and agree as follows:

         (i) BPS may, by written notice, terminate any purchase order in whole or in part if UCAR CARBON fails

                  (A) to make delivery of the ordered materials or items or to perform the services in the manner and within the time specified therefor or any extension thereof by written change order or amendment, or

                  (B) to replace or correct defective materials or items in accordance with Section 3.1(f) and Section 3.1(h), or

                  (C) to perform any other provision of the purchase order, or

                  (D) to make progress so as to endanger performance of its obligations under the purchase order;

         (ii) if a purchase order is terminated by reason of UCAR CARBON's default, UCAR CARBON will transfer title and deliver to BPS, promptly at BPS's request, in the manner and to the extent directed by BPS,

                  (A)      any completed materials or items, and

                  (B) such particularly completed materials or items as UCAR CARBON has produced or acquired for the performance of the terminated part of the purchase order.

         UCAR CARBON will protect and preserve such property in the possession of UCAR CARBON. Payment for completed materials or items delivered to and accepted by BPS will be in an amount agreed upon by UCAR CARBON and BPS, which amount must not exceed the contract price therefor; and

         (iii) failure by BPS to enforce any of its rights under the purchase order will not be deemed a waiver thereof.

(q)      ATTORNEY'S FEES

         If UCAR CARBON and BPS are unable to resolve any dispute arising under the purchase order and any suit or other judicial proceeding is instituted with reference thereto, the successful party in any such suit or other judicial proceeding will be paid promptly by the other party an additional amount equal to the successful party's reasonable attorney's fees and costs incurred.

(r)      GENERAL

The following general provisions will apply to all purchase orders:

         (i)      time will be of the essence hereof;

         (ii) the purchase order is given pursuant to this Agreement and will be subject to the terms of this Agreement and in the event of any conflict between the terms of this Agreement and the terms of the purchase order, the terms of this Agreement will govern;

         (iii) waiver by a party of any of its rights or default by the other hereunder will not be deemed a waiver by such party of any other right or default;

         (iv) UCAR CARBON will not change a purchase order or ship non-conforming items without first obtaining the written consent of BPS;

         (v) UCAR CARBON will, from time to time upon request by BPS, do, execute, acknowledge, deliver, or cause to be done, executed, acknowledged and delivered, all and every such further acts, bills of sale, bills of lading, deeds, transfers and assurances as BPS may reasonably request to evidence or protect BPS's ownership interest in the ordered items or to carry into effect the intentions of the parties as set out in this purchase order.

                  (vi) UCAR CARBON will, at BPS's request, make available to BPS's Affiliates those items or materials of the kind that are the subject matter of the purchase order at prices payable by BPS under the purchase order. UCAR CARBON may but is not required, at BPS's request, to make available to BPS licensees and customers those items or materials of the kind that are the subject matter of the purchase order at prices payable by BPS under the purchase order.

         (s)      ASSIGNMENTS

         Neither party may assign any rights or obligations under a purchase order (including the right to receive monies due hereunder) without the prior written consent of the other party, and any purported assignment without such consent will be void. No assignment will relieve the assigning party from its obligations under the purchase order.

         (t)      NOTICE OF LABOR DISPUTE

         Whenever an actual or potential labor dispute is delaying or threatens to delay the timely performance of a purchase order, the affected party will, as soon as practicable, notify the other party of such dispute and furnish all relevant details. Receipt by the other party of such notice will not constitute a waiver by that party of the affected party's obligation to meet the delivery schedule; however, such dispute may constitute an event of Force Majeure as governed by this Agreement.

         (u)      DISPUTE RESOLUTION AND APPLICABLE LAW

         The Dispute Resolution and Applicable Law provisions set out in Parts 7 and Section 9.8 of this Agreement shall apply to all purchase orders.

EFFECT OF PURCHASE ORDER TERMS AND CONDITIONS

3.2 The terms and conditions set forth in this Part 3 apply only as to individual purchase orders issued and accepted in the sale of materials under this Agreement. In no way should any term contained in Section 3.1 be construed to give greater rights to a party or alter or amend the obligations of BPS or UCAR CARBON under the other terms of this Agreement. While a breach of the individual terms of a purchase order may give rise to a remedy under that particular purchase order, as set out in this Part 3, in no event will such breach of an individual purchase order be considered an Event of Default under this Agreement.

REVISED PURCHASE ORDER TERMS AND CONDITIONS

3.3 BPS will notify UCAR CARBON as soon as reasonably practicable of any proposed changes to, or substitutions of, the Terms and Conditions. No change to the Terms and Conditions will be effective as to UCAR CARBON until the parties have agreed to such change in writing as provided for in this Agreement.

                                     PART 4

                              PRICE OF THE PRODUCTS

PRICE

4.1 Subject to Section 2.3, the price payable by BPS for the Materials will be as follows:

         (a) UCAR CARBON will provide, at no cost to BPS, other than the costs associated with shipping, insurance and other miscellaneous expense related to packing or transportation not already assumed by BPS, those minimal amounts of Materials that are necessary for the performance of the work under the Collaboration or to be incorporated into PEM Fuel Cells as a part of a developmental program of BPS or any of its Affiliates or licensees. The maximum amount of materials provided under this Section 4.1(a) will be determined subject to UCAR CARBON's sole discretion;

         (b) for all other Material supplied by UCAR CARBON and purchased by BPS the price will be as may be agreed upon by the parties pursuant to Section 2.4 and Section 2.5.


                                     PART 5

                                GRANT OF LICENSE

GRANT OF CESSATION LICENSE

5.1 Subject to Part 8 and during the term of the Exclusive Period as defined in Section 2.9 of the Collaboration Agreement, UCAR CARBON may only elect to cease supply of Materials to BPS if UCAR CARBON has elected to cease supplying like Materials or like materials to all other persons for use in electrically conductive fuel cell separator plates. If UCAR CARBON determines to make such an election, UCAR CARBON will promptly notify BPS of its intention to cease the supply and grant to BPS, for so long as BPS is not in material default with regard to its obligations under this Agreement, and for so long as UCAR CARBON does not supply such Material(s) (the license term not to exceed the term of this Agreement, as renewed,), a worldwide, non-exclusive, right and license (the "Cessation License") sublicensable by BPS, to use the Intellectual Property rights of UCAR CARBON to enable BPS to make, have made, use or sell such Material or Materials in connection with the development, manufacture, use or sale of electrically conductive fuel cell separator plates. In any event, UCAR CARBON agrees to continue to supply the Materials for a one-year period following the date on which UCAR CARBON gives notice of its intent to cease to supply the Material(s).

GRANT OF DEFAULT LICENSE

5.2 Should BPS provide notice of default to UCAR CARBON as a result of UCAR CARBON being the subject of an Event of Default that has occurred and is continuing to occur for reasons other than UCAR CARBON's election to cease to supply a Material(s) as the result of a dispute between the parties as to price or terms (regardless of whether the dispute was arbitrated), UCAR CARBON will be deemed to have granted to BPS for the original term of this Agreement, or if the term has been renewed, as renewed, an irrevocable, worldwide, non-exclusive, royalty-free and paid-up right and license (the "Default License") sublicensable by BPS, to use the Intellectual Property rights of UCAR CARBON to enable BPS to make, have made, use or sell the Materials in connection with the development, manufacture or sale of electrically conductive fuel cell separator plates.

LICENSE RESTRICTIONS

5.3 Any licenses granted pursuant to this Part 5 will be in addition to, not in substitution for, and without prejudice to, the Exclusive License or any other license granted by UCAR CARBON to BPS under the Collaboration Agreement or otherwise and includes the right by BPS to disclose UCAR CARBON's Confidential Information to BPS's sublicensees only to the extent necessary and in connection with the production, use or sale of the Materials licensed under this Part 5. With regard to any license granted by UCAR CARBON under this Agreement, BPS shall obtain from each of its sublicensees or other third parties from whom it may obtain the Material(s) a contractual obligation which shall subject the sublicensee or third party to obligations of confidentiality at least as restrictive as that established in this Agreement and require a commitment that the sublicensee or third party shall use the license, Materials and technology solely for the production of Materials for BPS and for no other purpose. In addition to all other remedies available under this Agreement, at law or in equity, UCAR CARBON may notify BPS that BPS's sublicensee or third party appears to be in breach of these requirements. Upon receipt of UCAR CARBON's notice, BPS shall immediately, and at its own expense, take all necessary action to require and insure that its sublicensee or third party complies with these requirements including but not limited to termination of the sublicense or third party contract, legal action to enforce the sublicense or third party contract, and assistance to UCAR CARBON in the prosecution of any action UCAR CARBON may wish to pursue.

TECHNOLOGY TRANSFER

5.4 UCAR CARBON will, promptly upon the grant of either a Cessation License or a Default License, transfer to and provide BPS on a one-time basis all then available and relevant technology, information, training and technical assistance as may be necessary for the exploitation of the license for a reasonable fee to be determined by the parties reflecting the reasonable cost of effecting such technology transfer, training and technical assistance. If the parties are unable to agree on a reasonable fee the matter will be referred to the Dispute Resolution Procedures outlined in Part 7 of this Agreement.

FURTHER ASSURANCES FOR LICENSED MATERIALS

5.5 UCAR CARBON will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of the provisions of this Part 5.

SURVIVAL OF PART 5 PROVISIONS

5.6 Notwithstanding anything in this Agreement and subject to the limitations set out in Section 5.3, any license granted pursuant to the provisions of this Part 5 prior to the termination of this Agreement, will survive and continue to apply after any early termination of this Agreement for the original term of the Agreement, or if the term has been renewed, as renewed, and any reference in this Agreement to termination will not affect this Part 5 unless specifically agreed to in writing by the parties.


                                     PART 6

                                 CONFIDENTIALITY

CONFIDENTIALITY OBLIGATIONS

6.1 Each party (for purposes of this Part 6, the "Recipient"), at all times during this Agreement and for a period of ten years after the expiry hereof,

         (a) will, and will ensure that each of its directors, officers, employees, Affiliates, licensees, including sublicensees (collectively, the "Recipient's Agents") will, hold in confidence and keep confidential the Confidential Information of a party (the "Disclosing Party") disclosed to it by the Disclosing Party,

         (b) will not, and will use reasonable efforts to ensure that the Recipient's Agents will not, directly or indirectly, use or disclose any such Confidential Information except to the extent that it is strictly necessary under this Agreement or the Collaboration Agreement,

         (c) will cause the Recipient's Agents that are recipients of or exposed to such Confidential Information, to execute confidentiality agreements to protect the same,

         (d) will not, and will ensure that the Recipient's Agents will not, except to the extent necessary for the purposes of this Agreement, make copies of or otherwise reproduce such Confidential Information, and

         (e) will, and will ensure that each of the Recipient's Agents will, use commercially reasonable best efforts to maintain all such Confidential Information in a manner so as to protect the same against wrongful disclosure, misuse, espionage and theft.

EXCEPTIONS FOR CONFIDENTIALITY

6.2 The Confidentiality obligations set out in Section 6.1 shall not apply to any Confidential Information:

         (a) which is or becomes generally available to the public through no breach of this Agreement or any other obligation of the Recipient or the Recipient's Agents to the Disclosing Party,

         (b) of which the Recipient or the Recipient's Agents had knowledge before the date of this Agreement, as evidenced by competent proof, unless the same was disclosed to the Recipient or the Recipient's Agents by the Disclosing Party,

         (c) of which the Recipient or the Recipient's Agents obtained knowledge from a third party, as evidenced by competent proof, unless such third party obtained such Confidential Information in violation of any duty of confidence owed to the Disclosing Party, or

         (d) which is required to be disclosed pursuant to law or a rule, regulation, policy or order of a governmental authority having jurisdiction or pursuant to a final order or judgment of a court of competent jurisdiction and in such case the parties will cooperate with one another to obtain an appropriate protective order or other reliable assurance that confidential treatment will be afforded to such Confidential Information.

EMPLOYMENT RELATIONS

6.3 Neither party will, during the term of this Agreement and for a period of two years next after the expiry or termination hereof, solicit for employment any individual who is, at the time of such solicitation, employed by the other party or its Affiliates nor will such party, directly or indirectly, induce any such individual to leave his or her employment. Nothing herein will prevent a party from employing any such employee so long as no solicitation or inducement has been made to such employee by or on behalf of such party.

REASONABLE RESTRICTION

6.4 Each party agrees that the restrictions contained in this Part 6 are reasonable for the protection of the respective legitimate business interests of the parties.

MUTUAL SECRECY AGREEMENT AND COLLABORATION AGREEMENT

6.5      The provisions of

         (a)      the Mutual Secrecy Agreement (and not Section 6.1 and
         Section 6.2 hereof) will apply to all "Proprietary Information" (as defined in such agreement) disclosed by the parties to one another before the Effective Date (as defined in the Collaboration Agreement) notwithstanding that the same Proprietary Information is disclosed again as Confidential Information under this Agreement, and

         (b) the provisions of the Collaboration Agreement (and not Section 6.1 and Section 6.2) will apply to all Confidential Information disclosed by the parties to one another during the term of the Collaboration notwithstanding that the same Confidential Information is disclosed again during the term of this Agreement.

SURVIVAL OF PART 6 PROVISIONS

6.6 Notwithstanding anything in this Agreement, the provisions of this Part 6 will be separate and distinct covenants and agreements enforceable after the termination of this Agreement in accordance with the terms of this Part 6, and any reference in this Agreement to termination will not affect this Part 6 unless specifically agreed to by the parties.

                                     PART 7

                               DISPUTE RESOLUTION

INITIATION OF PROCESS

7.1 If at any time a dispute between the parties with respect to any matter relating to this Agreement arises, a party that wishes that the issue be considered further must give written notice (the "Dispute Notice") to the other requiring that such issue or dispute be decided pursuant to this Part 7.

REFERRAL TO CHIEF EXECUTIVE OFFICERS

7.2 If a Dispute Notice is given, the Chief Executive Officers of each of the parties will initiate discussions with a view to settling the issue or matter. A decision reached by such Chief Executive Officers and communicated by them in writing to the parties will be binding on the parties and will be implemented.

SUBMISSION TO ARBITRATION

7.3 If no decision is communicated by the Chief Executive Officers within 30 days after such issue or dispute is referred to them, either party may at any time before a decision thereon is so communicated and less than 120 days after delivery of the Dispute Notice, by further notice given to the other, submit the issue or dispute for a binding determination by a three member arbitration panel in accordance with the rules of arbitration of the International Chamber of Commerce.

ACCEPTANCE AND IMPLEMENTATION

7.4 Each of the parties will accept and proceed in good faith diligently to implement the binding award or decision of an arbitrator on an arbitration pursuant to Section 7.3.

PLACE OF ARBITRATION

7.5 All arbitration proceedings will be conducted in San Francisco, California or in such other place as the parties may agree.

LEGAL PROCEEDINGS

7.6 A legal proceeding commenced by a party to this Agreement in respect of an issue or dispute that may be arbitrated under this Agreement will be stayed until the time during which arbitration may be initiated has expired or, if arbitration is initiated, a decision on the arbitration is delivered or the arbitration process has otherwise ended.

EXCLUSIONS

7.7 This Part 7 will not apply to any action under Part 6 or for the grant of provisional remedies, including injunctions, restraining orders and specific performance, and each party reserves its right to commence such action or seek such remedies from a court of competent jurisdiction.

                                     PART 8

                              TERM AND TERMINATION

TERM

8.1 This Agreement will come into force on the Commencement Date and, subject to Section 5.6 and Section 6.6, will continue for a period of nine years unless terminated sooner pursuant to Section 8.2. Thereafter, unless terminated as provided above, this Agreement will be deemed renewed automatically from year to year until terminated by either party pursuant to Section 8.2 or upon written notice of a party's election to not renew given by that party to the other 60 days before the end of the then current period. UCAR CARBON may, at any time, terminate this Agreement and the Exclusive License arising under the Collaboration Agreement on 30 days notice if it is determined that through technological advances or otherwise, BPS no longer requires the Materials in the development and manufacture of electrically conductive fuel cell separator plates. The parties will review this Agreement within 90 days after each of the third and sixth anniversary dates of the Commencement Date and will make such changes to this Agreement as may be necessary or desirable in light of any changed circumstances. If during such review period the parties cannot agree as to the necessity or content of any such changes, the disagreement as to the proposed changes shall be submitted to the Dispute Resolution Process set out in
Part 7 and the Agreement will continue in effect as if no review had been initiated.

TERMINATION FOR DEFAULT

8.2 Subject to Section 5.6 and Section 6.6, either party will be entitled to terminate this Agreement in accordance with the terms hereof by written notice to the other if the other has become the subject of an Event of Default; provided that if BPS is in breach of its obligations under Section 2.1 and not under circumstances upon which a license has been granted under Section 2.2 or
Part 5, UCAR CARBON will have the usual remedies available under law or equity and may terminate all licenses extended to BPS including the Exclusive License except with respect to that limited license required for BPS's use of the Materials and UCAR CARBON will not be entitled to terminate this Agreement with regard to its obligations to supply BPS with the Materials.

NO PREJUDICE

8.3 The right to terminate this Agreement will not prejudice any other right or remedy of either party in respect of the breach concerned (if any) or any other breach.

NO FURTHER OBLIGATIONS

8.4 Subject to Section 5.6 and Section 6.6 and the Collaboration Agreement, upon the termination of this Agreement for any reason, except for any rights or obligations which may have accrued before termination, or rights specifically contemplated to continue after termination or arise as a result of termination, neither party will have any further rights or obligations to the other under this Agreement.

                                     PART 9

                                  MISCELLANEOUS

MODIFICATIONS, APPROVALS AND CONSENTS

9.1 No amendment, modification, supplement, termination or waiver of any provision of this Agreement will be effective unless in writing signed by both parties and then only in the specific instance and for the specific purpose given.

FURTHER ASSURANCES

9.2 The parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

ENTIRE AGREEMENT

9.3 This Agreement and the Collaboration Agreement constitute the entire agreement between the parties hereto and supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties.

NOTICES

9.4 Every notice, request, demand, direction or other communication (each, for the purposes of Section 9.4, Section 9.5 and Section 9.6, a "Notice") required or permitted to be given pursuant to this Agreement will be deemed to be well and sufficiently given if in writing and delivered by hand (or recognized overnight courier service addressed as follows:

         (a)      if to BPS at:

                  9000 Glenlyon Parkway
                  Burnaby, British Columbia
                  Canada  V5J 5J9
                  Attention:  President and Chief Operating Officer
                  Facsimile:  (604) 412-3131

                  with a copy to BPS's Vice-President, Corporate Affairs at the same address; and

         (b)      if to UCAR CARBON at:

                  3102 West End Avenue
                  Suite 1100
                  Nashville, Tennessee
                  USA 37203
                  Attention:  The President
                  Facsimile:  (615) 760-7797

with a copy to UCAR CARBON's General Counsel at the same address; or to such other address as is specified by the particular party by Notice to the others.

DEEMED RECEIPT

9.5 Any Notice delivered as aforesaid will be deemed conclusively to have been effectively given and received on the day Notice was delivered if it was on a day that was a Business Day or on the next day that is a Business Day if it was delivered on a day that was not a Business Day.

CHANGE OF ADDRESS

9.6      A party may at any time, by Notice to the others, change its address.

ENUREMENT

9.7 This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

APPLICABLE LAW

9.8 This Agreement will be deemed to have been made in British Columbia, Canada and the construction, validity and performance of this Agreement will be governed in all respects by the laws of British Columbia and applicable laws of Canada. The application of the provisions of the United Nations Convention on Contracts for the International Sale of Goods are hereby excluded.

ATTORNMENT

9.9 Each party irrevocably attorns to the exclusive jurisdiction of the courts of British Columbia, Canada and all courts having appellate jurisdiction thereover in respect of any proceeding arising out of or relating to this Agreement.

JUDGMENT CURRENCY

9.10 If, for the purposes of obtaining a judgment in any court, it is necessary to convert a sum awarded in Canadian Dollars (the "Original Currency") into United States Dollars (the "Judgment Currency"), the parties agree that the rate of exchange used shall be established on the business day preceding the date on which the final judgment is rendered by the court. If it is necessary to convert a sum awarded in United States Dollars (the "Original Currency") into Canadian Dollars (the "Judgment Currency"), the parties agree that the rate of exchange used shall be established on the business day preceding the date on which the final judgment is rendered by the court. The rate of exchange shall be determined by reference to the Bank of Canada noon rate of exchange for Canadian to U.S. Dollars or U.S. to Canadian as published by Reuters. In the event such rate is not available through Reuters the rate shall be ascertained by reference to any other means by which such rate is published from time to time by the Bank of Canada.

FORCE MAJEURE

9.11 Neither party will be liable to the other for default or delay in the performance of its obligations under this Agreement if such default or delay is caused by fire, strike, riot, war, act of God, delay of carriers, governmental orders or regulation, complete or partial shutdown of plant by reason of inability to obtain sufficient raw material or power, or any other occurrence beyond the reasonable control of such party. The party whose performance is prevented by any such occurrence will notify the other party of the same in writing as soon as is reasonably possible after the commencement thereof, will provide the other with full written particulars of such occurrence and attempts made to remedy the same, will use commercially reasonable efforts to remedy such occurrence with all reasonable dispatch and, upon cessation of the occurrence, will give prompt written notice to the other party of the same. Should an event of Force Majeure continue for such a period of time that UCAR CARBON will not be able to meet BPS's monthly forecast as originally established in the Annual Commitment for the Materials, UCAR CARBON shall use reasonable commercial efforts to obtain an alternative source for performance which may include leasing production time, assigning a temporary license to allow a third party (which may include BPS) to fulfill the immediate production concerns and/or other appropriate actions.

SEVERABILITY

9.12 If any provision contained in this Agreement is found by any court or arbitrator for any reason to be invalid, illegal or unenforceable in any respect,

         (a) the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose, and

         (b) the parties will use their best efforts to substitute for any provision that is invalid, illegal or unenforceable a valid and enforceable provision which achieves to the greatest extent possible the economic, legal and commercial objectives of such invalid, illegal or unenforceable provision and of this Agreement and, failing the agreement of the parties on such a substitution within 30 days after the finding of the court or arbitrator, either party may refer the matter for dispute resolution under Part 7.

COUNTERPARTS

9.13 This Agreement may be executed in counterparts or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which will together be deemed to be an original, notwithstanding that both parties are not signatories to the same counterpart or facsimile.

ASSIGNMENT

9.14 Neither party may assign any right, benefit or interest in this Agreement without the written consent of the other party, such consent not to be unreasonably withheld, and any purported assignment without such consent will be void. Notwithstanding the foregoing, upon notice to the other party, either party may assign this Agreement to a wholly owned subsidiary of that party without the other party's consent provided that no such assignment will release the assignor from its obligations under this Agreement.

NO PARTNERSHIP

9.15 Nothing in this Agreement will create, or be deemed to create, a partnership between the parties.

Dated as of the day and year first above written.

UCAR CARBON COMPANY INC.                BALLARD POWER SYSTEMS INC.



By: /s/ G.E. Playford, CEO              By: /s/ Michael Graydon
   --------------------------------        -----------------------------
         Authorized Signatory                  Authorized Signatory


By: /s/ Karen G. Narwold, Asst. Sec.    By: /s/ Noordon S.K. Nanji
   --------------------------------        -----------------------------
         Authorized Signatory                  Authorized Signatory

                                   SCHEDULE A

                            MATERIALS SPECIFICATIONS





                     SEE ATTACHED MATERIALS SPECIFICATIONS.

THE MATERIALS SPECIFICATIONS INCLUDED IN THIS SCHEDULE A MAY BE AMENDED BY THE PARTIES AS CONTEMPLATED BY THE COLLABORATION AGREEMENT.

                                   SCHEDULE A

               MATERIAL SPECIFICATION                        TITLE
                                                             Flexible Graphite [TEXT DELETED] Material [TEXT DELETED]
-------------------             -----------------            -----------                  -------------
AUTHOR                          DATE                         APPROVED                     DATE
Author: M. Sexsmith             Date: Oct 7, 1998            M. Sexsmith                  July 12, 1999
-------------------             -----------------            -----------                  -------------


1.       SCOPE

         1.1. This specification covers flexible graphite material supplied by UCAR as [TEXT DELETED]. The Specification covers several possible [TEXT DELETED] and [TEXT DELETED].

2.       APPLICABLE DOCUMENTS

         2.1.     American Society for Testing and Materials (ASTM)

                  2.1.1.   - [TEXT DELETED] [TEXT DELETED] Measurement Technique

                  2.1.2.   - [TEXT DELETED] [TEXT DELETED] Measurement

                  2.1.3. - [TEXT DELETED] [TEXT DELETED] and [TEXT DELETED] of Gasket Materials

3.       REQUIREMENTS

         3.1. Precedence - In the event of any conflict between the requirements of this specification and the referenced documents, this specification shall govern.

         3.2. Visual Requirements - The material shall have no gross physical defects including [TEXT DELETED], [TEXT DELETED], [TEXT DELETED] or [TEXT DELETED] on the surface. There may not be more than [TEXT DELETED] between [TEXT DELETED] and [TEXT DELETED] in diameter in any [TEXT DELETED] by [TEXT DELETED] area. There shall be no [TEXT DELETED] more than [TEXT DELETED] in diameter in the material.

         3.3. Chemical Requirements - All flexible graphite material shall conform to the following requirements:

         -----------------------    ----------------------    -----------------------    --------------------------
                Property                Specification               Tolerance                   Test Method
         -----------------------    ----------------------    -----------------------    --------------------------
             [TEXT DELETED]            [TEXT DELETED]             [TEXT DELETED]              [TEXT DELETED]
         -----------------------    ----------------------    -----------------------    --------------------------
             [TEXT DELETED]            [TEXT DELETED]             [TEXT DELETED]              [TEXT DELETED]
         -----------------------    ----------------------    -----------------------    --------------------------
             [TEXT DELETED]            [TEXT DELETED]             [TEXT DELETED]              [TEXT DELETED]
         -----------------------    ----------------------    -----------------------    --------------------------

3.4.     Physical Properties - Shall conform to the following requirements:

          ---------------------------  ----------  ---------  ---------  -------------  --------------------------
            [TEXT DELETED] gm/cm(2)    [TEXT       [TEXT      [TEXT         [TEXT          See Section 4.5.2.1
                                       DELETED]    DELETED]   DELETED]     DELETED]
          ---------------------------  ----------  ---------  ---------  -------------  --------------------------
              [TEXT DELETED] mm        [TEXT       [TEXT      [TEXT         [TEXT
                                       DELETED]    DELETED]   DELETED]     DELETED]
          ---------------------------  ----------  ---------  ---------  -------------  --------------------------
                [text deleted          [TEXT       [TEXT      [TEXT         [TEXT          See Section 4.5.2.3
                                       DELETED]    DELETED]   DELETED]     DELETED]
          ---------------------------  ----------  ---------  ---------  -------------  --------------------------
              [TEXT DELETED] mm        [TEXT       [TEXT      [TEXT         [TEXT          See Section 4.5.2.3
                                       DELETED]    DELETED]   DELETED]     DELETED]
          ---------------------------  ----------  ---------  ---------  -------------  --------------------------
                [TEXT DELETED]         [TEXT       [TEXT      [TEXT         [TEXT          See Section 4.5.2.2
                                       DELETED]    DELETED]   DELETED]     DELETED]
          ---------------------------  ----------  ---------  ---------  -------------  --------------------------
                [TEXT DELETED]         [TEXT       [TEXT      [TEXT         [TEXT          See Section 4.5.2.4
                                       DELETED]    DELETED]   DELETED]     DELETED]
          ---------------------------  ----------  ---------  ---------  -------------  --------------------------
                [TEXT DELETED]         [TEXT       [TEXT      [TEXT         [TEXT          See Section 4.5.2.4
                                       DELETED]    DELETED]   DELETED]     DELETED]
          ---------------------------  ----------  ---------  ---------  -------------  --------------------------


         3.5. Dimensional Requirements - Plates produced from this material shall conform to the dimensions specified on the relevant part drawing. On occasion Ballard may request material to be sent for testing purposes, only that does not have the dimensions listed in this document. The results of tests requiring specific dimensions will not be considered to be requirements but should be performed and included in the Certificate of Compliance. Such data should be labeled as such.

4.       QUALITY ASSURANCE PROVISIONS

         4.1. Responsibility for Inspection - Unless otherwise specified, the supplier is responsible for the performance of all inspections specified in Section 3. The supplier may use their own, or any other facility suitable, for the performance of the inspections specified herein.

         4.2. Quality Verification - Ballard Power Systems Inc. will have the right to subject any requested lot of material to any of the inspection requirements specified to verify that the lot will comply with the requirements specified herein.

         4.3. Process Change Notification - The supplier shall provide advance information in writing concerning any changes in process or preservations from the product previously approved. Approval to ship product incorporating changes shall be dependant upon Ballard's evaluation that these changes do not violate this specification or the intended use of the product. Ballard Power Systems Inc.

                  reserves the right to perform a qualification inspection if necessary.

         4.4. Certificate of Compliance - The supplier is required to provide a certificate of compliance with data for each lot number of material. Failure to supply a certificate may be cause for rejection except as noted in section 3.4. The supplier is required to provide the following data:

                  4.4.1. Material Lot Number, Purchase Order Number and BPS Part Number.

                  4.4.2.   Chemical Analysis (see Section 3.2.).

                  4.4.3.   Physical Property Inspection Data (see Section 3.3).

         4.5.     Methods of Inspection

                  4.5.1. Chemical Requirements Inspection - A chemical analysis shall be performed on each lot of material. The analysis shall conform to the requirements of
                           Section 3.2.

                  4.5.2. Physical Property Inspection. The physical tests shall be performed according to the following methods.

                           4.5.2.1. [TEXT DELETED] - A sample of the [TEXT
                                    DELETED] material shall be [TEXT DELETED] to a known [TEXT DELETED] and [TEXT DELETED] and [TEXT DELETED].

                           4.5.2.2. [TEXT DELETED] - [TEXT DELETED] samples
                                    [TEXT DELETED] by [TEXT DELETED] are [TEXT
                                    DELETED] from [TEXT DELETED] on the [TEXT
                                    DELETED]. Each of the samples is placed in the [TEXT DELETED] and [TEXT DELETED] for [TEXT DELETED]. The test parameters are:

-------------------------------  ---------------  ---------------------  -----------------------
        Test Condition           Specification         Tolerance                Accuracy
-------------------------------  ---------------  ---------------------  -----------------------
     [TEXT DELETED] Load         [TEXT DELETED]      [TEXT DELETED]          [TEXT DELETED]
-------------------------------  ---------------  ---------------------  -----------------------
         Test Current            [TEXT DELETED]      [TEXT DELETED]          [TEXT DELETED]
-------------------------------  ---------------  ---------------------  -----------------------
        [TEXT DELETED]           [TEXT DELETED]      [TEXT DELETED]          [TEXT DELETED]
-------------------------------  ---------------  ---------------------  -----------------------


                           4.5.2.3. [TEXT DELETED] Strength - A sheet of the
                                    material is [TEXT DELETED] to the [TEXT
                                    DELETED]. [TEXT deleted] samples of
                                    specified size are [TEXT DELETED] from a sample component in [TEXT DELETED] from each other. The samples are tested according to the requirements of [TEXT DELETED] according to the following test parameters. The ultimate flexural load shall exceed the specified limit and the [TEXT

                                    DELETED] at the [TEXT DELETED] shall exceed the specified limit.

---------------------------  ---------------------  ----------------------  -----------------------
      Test Condition            Specification             Tolerance                Accuracy
---------------------------  ---------------------  ----------------------  -----------------------
        Test Span               [TEXT DELETED]         [TEXT DELETED]           [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------
       Beam Length              [TEXT DELETED]         [TEXT DELETED]           [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------
        Beam Width              [TEXT DELETED]         [TEXT DELETED]           [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------
      Beam Thickness            [TEXT DELETED]         [TEXT DELETED]           [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------
  Support and Load Pins         [TEXT DELETED]         [TEXT DELETED]           [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------


                           4.5.2.4. [TEXT DELETED] - A piece of material is
                                    tested according to [TEXT DELETED]. The test conditions are given in the following table:

---------------------------  -------------------------  ------------------------
Penetrator                   Preload                    Total Load
---------------------------  -------------------------  ------------------------
[TEXT DELETED]               [TEXT DELETED]             [TEXT DELETED]
---------------------------  -------------------------  ------------------------

5.       PACKAGING

         5.1. Documentation - A packing list and certificate of compliance will accompany each shipment. The packing list will contain information as shown in Section 5.2. The certificate of compliance will contain information as shown in Section 4.4.

6.       REVISION HISTORY

         6.1.     New Issue. M. Sexsmith

         6.2.     Change doc number to [TEXT DELETED] 07/10/98 M. Sexsmith

         6.3. Change [TEXT DELETED] thickness and [TEXT DELETED] numbers 27/10/98 M. Sexsmith

         6.4. Change all references to Grafoil to flexible graphite (including document title), updated section 3.3 to include [TEXT DELETED], and updated [TEXT DELETED] numbers. 02/09/99
                  E. Gallagher

-------------------------------------------------------------  ----------------------------------------------------------
                  MATERIAL SPECIFICATION                       TITLE
                                                               Flexible Graphite [TEXT DELETED] Material [TEXT DELETED]
-------------------------------  ----------------------------  ----------------------------  ----------------------------
AUTHOR                           DATE                          APPROVED                      DATE
Author:  M. Sexsmith             Date:  July 20, 1999          M. Sexsmith                   July 12, 1999
-------------------------------  ----------------------------  ----------------------------  ----------------------------



1.       SCOPE

         1.1. This specification covers flexible graphite material supplied by UCAR as blend [TEXT DELETED]. The Specification covers [TEXT DELETED] and [TEXT DELETED].

2.       APPLICABLE DOCUMENTS

         2.1.     American Society for Testing and Materials (ASTM)

                  2.1.1.   - [TEXT DELETED] [TEXT DELETED] Measurement Technique

                  2.1.2.   - [TEXT DELETED] [TEXT DELETED] Measurement

                  2.1.3. - [TEXT DELETED] [TEXT DELETED] and [TEXT DELETED] of Gasket Materials

3.       REQUIREMENTS

         3.1. Precedence - In the event of any conflict between the requirements of this specification and the referenced documents, this specification shall govern.

         3.2. Visual Requirements - The material shall have no gross physical defects including [TEXT DELETED], [TEXT DELETED], [TEXT DELETED] or [TEXT DELETED] on the surface. There may not be more than [TEXT DELETED] between [TEXT DELETED] and [TEXT DELETED] in diameter in any [TEXT DELETED] by [TEXT DELETED] area. There shall be no [TEXT DELETED] more than [TEXT DELETED] in diameter in the material.

         3.3. Chemical Requirements - All flexible graphite material shall conform to the following requirements:

------------------    ------------------    ---------------------    -------------------------------------
    Property            Specification            Tolerance                       Test Method
------------------    ------------------    ---------------------    -------------------------------------
 [TEXT DELETED]        [TEXT DELETED]          [TEXT DELETED]                   [TEXT DELETED]
------------------    ------------------    ---------------------    -------------------------------------
 [TEXT DELETED]        [TEXT DELETED]          [TEXT DELETED]                   [TEXT DELETED]
------------------    ------------------    ---------------------    -------------------------------------
 [TEXT DELETED]        [TEXT DELETED]          [TEXT DELETED]                   [TEXT DELETED]
------------------    ------------------    ---------------------    -------------------------------------


         3.4. Physical Properties - Shall conform to the following requirements:

---------------------------------  ----------  -----------  --------------  ---------------------------
      [TEXT DELETED]gm/cm(2)       [TEXT       [TEXT            [TEXT          See Section 4.5.2.1
                                   DELETED]     DELETED]      DELETED]
---------------------------------  ----------  -----------  --------------  ---------------------------
       [TEXT DELETED] mm           [TEXT       [TEXT            [TEXT
                                   DELETED]     DELETED]      DELETED]
---------------------------------  ----------  -----------  --------------  ---------------------------
         [TEXT DELETED]            [TEXT       [TEXT            [TEXT          See Section 4.5.2.3
                                   DELETED]     DELETED]      DELETED]
---------------------------------  ----------  -----------  --------------  ---------------------------
       [TEXT DELETED] mm           [TEXT       [TEXT            [TEXT          See Section 4.5.2.3
                                   DELETED]     DELETED]      DELETED]
---------------------------------  ----------  -----------  --------------  ---------------------------
         [TEXT DELETED]            [TEXT       [TEXT            [TEXT          See Section 4.5.2.2
                                   DELETED]     DELETED]      DELETED]
---------------------------------  ----------  -----------  --------------  ---------------------------
         [TEXT DELETED]            [TEXT       [TEXT            [TEXT          See Section 4.5.2.4
                                   DELETED]     DELETED]      DELETED]
---------------------------------  ----------  -----------  --------------  ---------------------------
         [TEXT DELETED]            [TEXT       [TEXT            [TEXT          See Section 4.5.2.4
                                   DELETED]     DELETED]      DELETED]
---------------------------------  ----------  -----------  --------------  ---------------------------


         3.5. Dimensional Requirements - Plates produced from this material shall conform to the dimensions specified on the relevant part drawing. On occasion Ballard may request material to be sent for testing purposes, only that does not have the dimensions listed in this document. The results of tests requiring specific dimensions will not be considered to be requirements but should be performed and included in the Certificate of Compliance. Such data should be labeled as such.

4.       QUALITY ASSURANCE PROVISIONS

         4.1. Responsibility for Inspection - Unless otherwise specified, the supplier is responsible for the performance of all inspections specified in Section 3. The supplier may use their own, or any other facility suitable, for the performance of the inspections specified herein.

         4.2. Quality Verification - Ballard Power Systems Inc. will have the right to subject any requested lot of material to any of the inspection requirements specified to verify that the lot will comply with the requirements specified herein.

         4.3. Process Change Notification - The supplier shall provide advance information in writing concerning any changes in process or preservations from the product previously approved. Approval to ship product incorporating changes shall be dependant upon Ballard's evaluation that these changes do not violate this specification or the intended use of the product. Ballard Power Systems Inc. reserves the right to perform a qualification inspection if necessary.

         4.4. Certificate of Compliance - The supplier is required to provide a certificate of compliance with data for each lot number of material. Failure to supply a certificate may be cause for rejection except as noted in section 3.4 The supplier is required to provide the following data:

                  4.4.1.   Material Lot Number, Purchase Order Number and BPS

                           Part Number.

                  4.4.2.   Chemical Analysis (see Section 3.2).

                  4.4.3.   Physical Property Inspection Data (see Section 3.3).

         4.5.     Methods of Inspection

                  4.5.1. Chemical Requirements Inspection - A chemical analysis shall be performed on each lot of material. The analysis shall conform to the requirements of
                           Section 3.2.

                  4.5.2. Physical Property Inspection. The physical tests shall be performed according to the following methods.

                           4.5.2.1. Area Weight - A [TEXT DELETED] of the [TEXT
                                    DELETED] shall be [TEXT DELETED] to a known area [TEXT DELETED] and [TEXT DELETED] and weighed.

                           4.5.2.2. [TEXT DELETED] - Two [TEXT DELETED] by [TEXT
                                    DELETED] are [TEXT DELETED] from random
                                    locations on the plate. Each of the samples is placed in the [TEXT DELETED] and tested for [TEXT DELETED]. The test parameters are:

-------------------------------  ---------------  ---------------------  -----------------------
        Test Condition           Specification         Tolerance                Accuracy
-------------------------------  ---------------  ---------------------  -----------------------
       Compression Load          [TEXT DELETED]      [TEXT DELETED]          [TEXT DELETED]
-------------------------------  ---------------  ---------------------  -----------------------
         Test Current            [TEXT DELETED]      [TEXT DELETED]          [TEXT DELETED]
-------------------------------  ---------------  ---------------------  -----------------------
     Ambient Temperature         [TEXT DELETED]      [TEXT DELETED]          [TEXT DELETED]
-------------------------------  ---------------  ---------------------  -----------------------


                           4.5.2.3. [TEXT DELETED] - A sheet of the material is
                                    compressed to the specified thickness. Two samples of specified size are cut from a sample component in perpendicular attitude from each other. The samples are tested according to the requirements of [TEXT DELETED] according to the following test parameters. The [TEXT DELETED] shall exceed the specified limit and the displacement at the [TEXT DELETED] shall exceed the specified limit.

---------------------------  ---------------------  ----------------------  -----------------------
Test Condition               Specification          Tolerance               Accuracy
---------------------------  ---------------------  ----------------------  -----------------------
Test Span                    [TEXT DELETED]         [TEXT DELETED]          [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------
Beam Length                  [TEXT DELETED]         [TEXT DELETED]          [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------
Beam Width                   [TEXT DELETED]         [TEXT DELETED]          [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------
Beam Thickness               [TEXT DELETED]         [TEXT DELETED]          [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------
Support and Load Pins        [TEXT DELETED]         [TEXT DELETED]          [TEXT DELETED]
---------------------------  ---------------------  ----------------------  -----------------------

                           4.5.2.4. [TEXT DELETED] - A piece of material is
                                    tested according to ASTM F 36. The test
                                    conditions are given in the following table:

---------------------------    -------------------------    ------------------------
Penetrator                     Preload                      Total Load
---------------------------    -------------------------    ------------------------
[TEXT DELETED]                 [TEXT DELETED]               [TEXT DELETED]
---------------------------    -------------------------    ------------------------

5.       PACKAGING

         5.1. Documentation - A packing list and certificate of compliance will accompany each shipment. The packing list will contain information as shown in Section 5.2. The certificate of compliance will contain information as shown in Section 4.4.

6.       REVISION HISTORY

         6.1.     [TEXT DELETED]

         6.2.     [TEXT DELETED] July 7, 1999 Initial Release.

         6.3. Change all references to Grafoil to flexible graphite (including document title), updated section 3.3 to include [TEXT DELETED] determination, and updated [TEXT DELETED] numbers. 02/09/99 E. Gallagher

                                   SCHEDULE B

                           FIRST YEAR PRODUCT FORECAST





                                  SEE ATTACHED

                                   SCHEDULE B

                           GRAFOIL MATERIAL FORECASTS

------  ---------------------  ------------  ---------  -------------  ------------  ------------  -------------  ------------
        Part No./Description   [TEXT         [TEXT      [TEXT          [TEXT         [TEXT         [TEXT          [TEXT
                               DELETED]      DELETED]   DELETED]       DELETED]      DELETED]      DELETED]       DELETED]
------  ---------------------  ------------  ---------  -------------  ------------  ------------  -------------  ------------
1       [TEXT DELETED]         [TEXT
                               DELETED]


2       [TEXT DELETED],
        [TEXT DELETED]
        width, [TEXT
        DELETED]  length,
        [TEXT DELETED]               [TEXT   [TEXT
        thick [TEXT DELETED]      DELETED]   DELETED]


3       [TEXT DELETED]                       [TEXT         [TEXT
                                             DELETED]     DELETED]

4       [TEXT DELETED],
        [TEXT DELETED]
        width, [TEXT
        DELETED] length,                     [TEXT      [TEXT          [TEXT            [TEXT
        [TEXT DELETED] thick                 DELETED]   DELETED]       DELETED]       DELETED]

5       [TEXT DELETED]
        width roll, [TEXT
        DELETED] thick on a
        approx. [TEXT
        DELETED] core [TEXT                  [TEXT         [TEXT          [TEXT         [TEXT         [TEXT          [TEXT
        DELETED]                             DELETED]     DELETED]      DELETED]      DELETED]       DELETED]      DELETED]

                                   SCHEDULE C

                           FIRST YEAR PRODUCTS PRICING






                                  SEE ATTACHED

                                   SCHEDULE C

UCAR CARBON COMPANY INC.
P.O. Box 94637, Cleveland, Ohio 44101 U.S.A.
                                                       Date 08/03/99
      Ballard Power Systems Inc.
      9000 Glenlyon Parkway                            Quotation Number: 99G1203
      Burnby, BC
      Canada  V5J 5J9                                  Inquiry Number:

      Attn: V. Totten

          In response to your inquiry, we are pleased to quote as follows:

==============  =================  ================================================================  ====================
ITEM            QUANTITY                                     DESCRIPTION                                    PRICE
--------------  -----------------  ----------------------------------------------------------------  --------------------

                                   "GRAFOIL" Products
                                   Per Ballard Power Systems Supply Agreement
                                   [TEXT DELETED] provided 7/29/1999

1               Volumes            [TEXT DELETED],         [TEXT DELETED] thick x [TEXT DELETED]           $[TEXT
                Per [TEXT          x [TEXT DELETED]                                                  DELETED]/ea
                DELETED]           BPS P/N [TEXT DELETED]
2

                                   [TEXT DELETED],         [TEXT DELETED] thick x [TEXT DELETED]           $[TEXT
3                                  x [TEXT DELETED]                                                  DELETED]/ea

                                   [TEXT DELETED]    [TEXT DELETED] x [TEXT DELETED] x [TEXT               $[TEXT
4                                  DELETED]                                                          DELETED]/ea
                                   BPS P/N [TEXT DELETED]
5                                                                                                          $[TEXT
                                   [TEXT DELETED],   [TEXT DELETED] x [TEXT DELETED] x [TEXT         DELETED]/ea
                                   DELETED]

                                                                                                           $[TEXT

                                                                                                     DELETED]/ea

                                   [TEXT DELETED],   [TEXT DELETED] x [TEXT DELETED] wide x [TEXT
                                   DELETED]





                                                   SEE PARAGRAPH 1 ON REVERSE SIDE

==============  =================  ================================================================  ====================

              Delivery Point            FCA Factory - Cleveland, Ohio
              Items of Payment:         Date Draft  30 Days
              Estimated Time of Shipment From Plant: As Required

                  This date will be confirmed upon receipt of order. If it is unsatisfactory please let us know.

                  The sale of the products described herein shall be governed by the terms and conditions contained in any written contract currently in effect between Buyer and Seller covering such sale. If there is no such contract, then Seller hereby offers to sell such product to Buyer only upon the terms set forth herein, including those on the reverse side of this document.

                  This quotation is subject to acceptance within (30) days from the date hereof.

                  Thank you for this inquiry. Be assured your order will receive our prompt attention.

                                                  Very truly yours,
                  cc:   P. Calarco UCAR
                        J.J. Gough UCAR           /s/ John R. Smith
                        M.H. Burns UCAR

                                   SCHEDULE D

                       SUPPLIER EVALUATION SYSTEM CRITERIA

The Supplier Evaluation System Criteria shall consist of the following general categories to be further defined and implemented at a later date subject to
Section 2.2 of the Agreement. Criteria has been established for the Delivery category as set out in the attached "2.2 Delivers on Time" and "2.3 Delivers Proper Quantities."

PRICE:

1.       Competitive pricing
2.       Advanced notice on pricing changes
3.       Frequency of price reductions
4.       Price accuracy


DELIVERY:

1.       Meets due dates without constant follow-up
2.       Delivers on time
3.       Delivers proper quantities
4.       Responses to emergency delivery requirements
5.       Accurate documentation and information
6.       Lead time competitiveness


QUALITY:

1.       Meets Specifications
2.       Product documentation
3.       Product reliability
4.       Durability
5.       Product packaging


SERVICE:

1.       Support on professional and technical matters
2.       Inside sales support effectiveness, provides feedback from factory
3.       Issues credit notes in a timely manner
4.       Invoicing efficiency

2.2      DELIVERS ON TIME

Application:

Refers to the delivery of material, or completion of services requested by way of purchase orders.

Question:

1. Does the vendor deliver ordered material or perform required services on time?

Considerations:

Early deliveries usually mean early invoices. This has an adverse effects on the Company's cash flow. Late deliveries have unfavorable effect and can results in stock-outs (back orders) which inconvenience the internal and external customers. Sometimes, late deliveries cause the Company's customers to look elsewhere for product (loss of opportunity for the Company).

The delivery date is the date agreed by both the buyer and the vendor. The delivery date cannot be change without the approval of both the buyer and the vendor. To allow for shipping and handling delays, the Company applies a delivery grace period of two working days before or after the required date. If the vendor delivers the product within this period, the buyer considers the shipment on time. This performance criteria item measures the delivery of each purchase order line item. For example, an order for 3 pencils, 5 pens and 2 erasers would be three (3) line items.

Supporting Documentation:

Purchase Order, Invoice, Order Confirmation.

This performance item is calculated using the following formula:

         Formula:          TLI= Total Line Items

                           LLI = Late Line Items (outside the two (2) day grace
                                 period

                           (TLI-LLI)/TLI x 100 = % of One-time Deliveries

The rating criteria will be as follows:

         % of Line Items

         Delivered on Time:                     Rating:

         [TEXT DELETED]%- [TEXT DELETED]% E Highly Competitive (Exceptional)

         [TEXT DELETED]%- [TEXT DELETED]% A Fully Competitive (Acceptable)

         [TEXT DELETED]%- [TEXT DELETED]% M Generally Competitive
                                            (Marginally Acceptable)

         Less than [TEXT DELETED]% U Not Competitive (Unacceptable)

         This PDQ'S Evaluation Criteria item will be measured primarily by Ballard. The supplier will have direct input to this item and it will be measured monthly.

Supplier Price, Delivery, Quality and Service Evaluation Criteria

         2.3      DELIVER PROPER QUANTITIES

         Application:

         Refers to the delivery of material, or completion of services requested by way of purchase orders.

         Question:

         1.       How many incorrect quantities does the vendor ship?

         2.       Does the vendor split shipments on contracted items?

         Considerations:

         Incorrect quantities are either short shipments, over shipments or split shipments. All of these conditions are significant contributors to nonconformance costs. Short shipments and over shipments both require vendor contact to rectify the problem. With split shipments the vendor makes multiple shipments to fill the purchase order line item. The Company incurs additional costs in handling material. Additional costs are also incurred in accounting when the vendor sends a split shipment invoices.

         A grace quantity of five (5) percent on a under-shipment or ten (10) percent on a over-shipment are acceptable.

         Supporting Documentation:

         Quantity Quotation, Purchase Order, Invoice, Order Confirmation.

         This performance item is calculated using the following formula:

              Formula:              TLQ= Total Line Item Quantities Received

                                    ILQ= Incorrect Line Item Quantities Received

                (TLQ-ILQ)/TLQ x 100 = % of Correct Line Item Quantities Received

         The rating criteria will be as follows:

              % of Line Items

              Quantities Received:                   Rating:

              [TEXT DELETED]%                        E  Highly Competitive (Exceptional)

              [TEXT DELETED]%- [TEXT DELETED]%       A  Fully Competitive (Acceptable)

              [TEXT DELETED]%- [TEXT DELETED]%       M  Generally Competitive
                                                              (Marginally Acceptable)

              Less than [TEXT DELETED]%              U  Not Competitive (Unacceptable)

         This PDQ'S Evaluation Criteria item will be measured primarily by Ballard. The supplier will have direct input to this item and it will be measured monthly.

Supplier Price, Delivery, Quality and Service Evaluation Criteria

                                SUPPLY AGREEMENT

                            MADE AS OF AUGUST 5, 1999

                                     BETWEEN

                            UCAR CARBON COMPANY INC.


                                       AND

                           BALLARD POWER SYSTEMS INC.

                                TABLE OF CONTENTS


                                                                                          PAGE
PART 1  DEFINITIONS AND INTERPRETATION ................................................      2

DEFINITIONS ...........................................................................      2

INTERPRETATION ........................................................................      5

SCHEDULES .............................................................................      6

PART 2  SALE OF MATERIALS .............................................................      6

MATERIALS SALE ........................................................................      6

SUPPLIER EVALUATION SYSTEM ............................................................      6

MOST FAVOURED CUSTOMER ................................................................      7

FIRST YEAR FORECAST AND PRICING .......................................................      7

FUTURE FORECASTS AND PRICING ..........................................................      7

DELIVERY OF MATERIALS .................................................................      8

LICENSE TO USE OF MATERIALS ...........................................................      8

IMPROVEMENTS TO MATERIALS .............................................................      8

PART 3  CONDITIONS OF SALE ............................................................      9

SALES/PURCHASE ORDER CONDITIONS .......................................................      9

EFFECT OF PURCHASE ORDER TERMS AND CONDITIONS .........................................     17

REVISED PURCHASE ORDER TERMS AND CONDITIONS ...........................................     17

PART 4 PRICE OF THE PRODUCTS ..........................................................     17

PRICE .................................................................................     17

PART 5  GRANT OF LICENSE ..............................................................     18

GRANT OF [TEXT DELETED] ...............................................................     18

GRANT OF DEFAULT LICENSE ..............................................................     18

LICENSE RESTRICTIONS ..................................................................     19

TECHNOLOGY TRANSFER ...................................................................     19

FURTHER ASSURANCES FOR LICENSED MATERIALS .............................................     19

SURVIVAL OF PART 5 PROVISIONS .........................................................     19

PART 6  CONFIDENTIALITY ...............................................................     20

CONFIDENTIALITY OBLIGATIONS ...........................................................     20

EXCEPTIONS FOR CONFIDENTIALITY ........................................................     20

EMPLOYMENT RELATIONS ..................................................................     21

                               TABLE OF CONTENTS
                                  (CONTINUED)

REASONABLE RESTRICTION ................................................................     21

MUTUAL SECRECY AGREEMENT AND COLLABORATION AGREEMENT ..................................     21

SURVIVAL OF PART 6 PROVISIONS .........................................................     21

PART 7  DISPUTE RESOLUTION ............................................................     22

INITIATION OF PROCESS .................................................................     22

REFERRAL TO CHIEF EXECUTIVE OFFICERS ..................................................     22

SUBMISSION TO ARBITRATION .............................................................     22

ACCEPTANCE AND IMPLEMENTATION .........................................................     22

PLACE OF ARBITRATION ..................................................................     22

LEGAL PROCEEDINGS .....................................................................     22

EXCLUSIONS ............................................................................     22

PART 8  TERM AND TERMINATION ..........................................................     23

TERM ..................................................................................     23

TERMINATION FOR DEFAULT ...............................................................     23

NO PREJUDICE ..........................................................................     23

NO FURTHER OBLIGATIONS ................................................................     23

PART 9  MISCELLANEOUS .................................................................     24

MODIFICATIONS, APPROVALS AND CONSENTS .................................................     24

FURTHER ASSURANCES ....................................................................     24

ENTIRE AGREEMENT ......................................................................     24

NOTICES ...............................................................................     24

DEEMED RECEIPT ........................................................................     25

CHANGE OF ADDRESS .....................................................................     25

ENUREMENT .............................................................................     25

APPLICABLE LAW ........................................................................     25

ATTORNMENT ............................................................................     25

JUDGMENT CURRENCY .....................................................................     25

FORCE MAJEURE .........................................................................     26

SEVERABILITY ..........................................................................     26

COUNTERPARTS ..........................................................................     26

                               TABLE OF CONTENTS
                                  (CONTINUED)

ASSIGNMENT ............................................................................     26

NO PARTNERSHIP ........................................................................     27

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